                         THE ARBOR FUND (THE "TRUST")
              HANCOCK HORIZON GROWTH AND INCOME FUND (THE "FUND")

                    SUPPLEMENT DATED JULY 13, 2000 TO THE
                       PROSPECTUSES DATED MAY 31, 2000


     THE PROSPECTUS, DATED MAY 31, 2000, FOR THE HANCOCK HORIZON STRATEGIC INCOME BOND FUND AND GROWTH AND INCOME FUND IS HEREBY AMENDED AND
SUPPLEMENTED AS FOLLOWS:

IN THE SHAREHOLDER FEES TABLE UNDER FUND FEES AND EXPENSES ON PAGE 5:

The Class A Shares of the Fund maximum sales charge (Load) has decreased from 5.75% to 5.25% of the offering price.

ADDITIONALLY, UNDER THE EXAMPLE ON PAGE 5, THE APPROXIMATE COSTS OF INVESTING $10,000 IN THE CLASS A SHARES OF THE FUND WOULD BE:

                                             1 Year          3 Years
Class A Shares                               $646            $930

FINALLY, THE FRONT-END SALES CHARGES -- CLASS A SHARES TABLE ON PAGE 8 OF THE PURCHASING, SELLING AND EXCHANGING FUND SHARES SECTION SHOULD REFLECT THE
FOLLOWING:

                                                  Your Sales Charge     Your Sales Charge
                                                 as a Percentage of    as a percentage of
Fund            If Your Investment Is:             Offering Price      Your Net Investment
----------------------------------------------------------------------------------------------
Growth and
Income Fund  Less Than $50,000                    5.25%                 5.54%
             $50,000 But Less Than $100,000       4.50%                 4.71%
             $100,000 But Less Than $250,000      3.50%                 3.63%
             $250,000 But Less Than $500,000      2.50%                 2.56%
             $500,000 But Less Than $1,000,000    2.00%                 2.04%
             $1,000,000 And Over                  0.00%                 0.00%

                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE